EXHIBIT 10.1

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 5th day of February, 2010, by and among SILICON VALLEY BANK, a California corporation (“Bank”), COMVERGE, INC., a Delaware corporation (“Comverge”), ENERWISE GLOBAL TECHNOLOGIES, INC., a Delaware corporation (“Enerwise”), COMVERGE GIANTS, LLC, a Delaware limited liability company (“Giants”), PUBLIC ENERGY SOLUTIONS, LLC, a New Jersey limited liability company (“PES”), PUBLIC ENERGY SOLUTIONS NY, LLC, a Delaware limited liability company (“PES-NY”), CLEAN POWER MARKETS, INC., a Pennsylvania corporation (“CPM”) and ALTERNATIVE ENERGY RESOURCES, INC. a Delaware corporation (“AER”) (each of Comverge, Enerwise, Giants, PES, PES-NY, CPM and AER are hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”).  As used herein, “Original Borrowers” means Comverge, Enerwise, Giants, PES, PES-NY and CPM.

Recitals

A.           Bank and Original Borrowers have entered into that certain Loan and Security Agreement dated as of November 7, 2008, as amended by that certain First Amendment to Loan and Security Agreement dated October 23, 2009 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Original Borrowers for the purposes permitted in the Loan Agreement.

C.           AER is a wholly-owned Subsidiary of Comverge.

D.           Borrowers have requested that Bank amend the Loan Agreement to increase the maximum amount of the Revolving Loan and extend the Revolving Line Maturity Date and have agreed to add AER as a co-Borrower.

E.           Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.4 (Payment of Interest on the Credit Extensions).  The first sentence of Section 2.4(a)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Each Advance shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at either (A) a rate per annum equal to (a) the greater of (i) the Prime Rate or (ii) four percent (4%), plus (b) the Prime Rate Advance Margin, or (B) a rate per annum equal to (a) the LIBOR Advance Rate plus (b) the LIBOR Rate Advance Margin, as the case may be.

2.2 Section 2.5 (Commitment Fees).  Section 2.5(a)(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(i) Revolving Loan.  A fully earned, non-refundable commitment fee equal to (A) Fifty Thousand Dollars ($50,000) on the Effective Date, (B) Twenty-Five Thousand Dollars ($25,000) on the first anniversary of the Effective Date, (C) One Hundred Thousand Dollars ($100,000) on February 5th, 2010 and (D) Seventy-Five Thousand Dollars ($75,000) on February 5th of each year thereafter.

2.3 Section 6.2 (Financial Statements, Reports, Certificates).  Section 6.2(d) of the Loan Agreement is hereby amended by (a) deleting the reference to “$750” and replacing it with “$850” and (b) adding the following at the end of Section 6.2(d): “Borrower and Bank hereby acknowledge and agree that an audit shall be conducted, at Borrower’s expense (subject to the audit fee restrictions described above), within ninety (90) days after February 5th, 2010.”

2.4 Section 6.5 (Insurance).  The following language in the fifth sentence of  Section 6.5 of the Loan Agreement is hereby deleted in its entirety:

“; provided, however, that to the extent that a portion of any such proceeds relate to claims involving AER, such portion shall not be payable to Bank on account of the Obligations.”

2.5 Section 6.6 (Operating Accounts).  Section 6.6(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(a)           As of February 5th, 2010, Borrowers maintain operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates that represent at least 80% of the dollar value of Borrowers’ accounts at all financial institutions, excluding Cash Collateral held at other financial institutions used to secure letters of credit or cash held as lease deposits.  Borrowers agree to move their accounts with other financial institutions over to Bank and Bank’s Affiliates so as to maintain their primary banking relationship with Bank and Bank’s Affiliates, which shall include operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates that represent at least 90% of the dollar value of Borrowers’ accounts at all financial institutions.  It shall be considered and Event of Default under this Agreement if Borrowers’ primary operating and other deposit accounts and securities accounts representing at least 90% of the dollar value of Borrowers’ accounts at all financial institutions are not fully functional with Bank and Bank’s Affiliates on or before April 30, 2010.

2.6 Section 6.7 (Financial Covenants).  Section 6.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following

6.7           Financial Covenants.

Borrowers shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrowers:

(a)           Tangible Net Worth.  A Tangible Net Worth, measured as of the last day of each fiscal quarter during the following periods, of at least the following:

Period	Minimum Tangible Net Worth
Quarter ending March 31, 2010	$50,000,000 plus the Applicable Equity Proceeds
Quarter ending June 30, 2010	$42,000,000 plus the Applicable Equity Proceeds
Quarter ending September 30, 2010	$42,000,000 plus the Applicable Equity Proceeds
Quarter ending December, 2010 and each quarter thereafter	$50,000,000 plus the Applicable Equity Proceeds

(b)           Liquidity Ratio ..  A Liquidity Ratio, measured as of the last day of each month, of at least (i) 1.30 to 1.00 through December 31, 2010, (ii) 1.40 to 1.00 from January 31, 2011 through December 31, 2011 and (iii) 1.50 to 1.00 as of January 31, 2012 and each month thereafter.

2.7 Section 6 (Affirmative Covenants).  Section 6 of the Loan Agreement is hereby amended by adding the following Section 6.11 immediately after Section 6.10:

6.11           Pledge of Stock.

If AER has not transferred all of its assets to another Borrower or merged with and into another Borrower on or before June 1, 2010, then Comverge shall execute and deliver to Bank on or before such date, (a) a stock pledge agreement in favor of Bank pledging one hundred percent (100%) of the equity ownership interest in the outstanding capital stock of AER, (b) a stock transfer in blank and (c) the original stock certificates evidencing such pledged shares.

2.8 Section 8.2 (Events of Default).  Section 8.2(a) of the Loan Agreement is hereby amended by adding “or 6.11” immediately after the reference to “6.7”.

2.9 Section 13 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety and replaced with the following:

“Applicable Equity Proceeds” means an amount equal to fifty percent (50%) of all proceeds received by Borrowers from the sale of equity securities by any Borrower after February 5th, 2010.

“LIBOR Advance Rate” means, for each Revolving Loan Interest Period in respect of a LIBOR Advance comprising part of the same Advance, an interest rate per annum (rounded upward, if necessary, to the nearest 1/10,000th of one percent (0.0001%)) equal to (a) the greater of (i) LIBOR for such Revolving Loan Interest Period or (ii) one and one half percent (1.5%), divided by (b) one (1) minus the Reserve Requirement for such Revolving Loan Interest Period.

“Minimum Cash Requirement” means (as it relates solely to the application and applicability of a Non-Formula Period, and in no way shall be interpreted to mean a financial covenant of the Borrowers under this Agreement) as of the end of each fiscal quarter during the following periods, Borrowers maintaining a minimum balance of unrestricted Cash and Cash Equivalents with Bank and Bank’s Affiliates of at least Forty Million Dollars ($40,000,000).

“Revolving Loan” is an Advance or Advances in an amount not to exceed to Thirty Million Dollars ($30,000,000).

“Revolving Loan Maturity Date” is December 31, 2012.

“Subsidiary” means, with respect to any Person, any Person of which more than 50.0% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person or one or more of Affiliates of such Person.

2.10 Section 13 (Definitions).  Clause (h) of the definition of “Permitted Indebtedness” in Section 13.1 of the Loan Agreement is hereby deleted in its entirety.

2.11 Section 13 (Definitions).  Clause (k) of the definition of “Permitted Investments” in Section 13.1 of the Loan Agreement is hereby deleted in its entirety and clause (j) of the definition of “Permitted Investments” in Section 13.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(j)           Investments consisting of the Transfer of all assets of AER to another Borrower.

2.12 Section 13 (Definitions).  The following term and its definition are hereby added to Section 13.1:

“Liquidity Ratio” is (a) Cash and Cash Equivalents held at Bank or Bank’s Affiliates, plus billed Accounts Receivable, divided by (b) all outstanding Obligations, including, without limitation, issued and outstanding Letters of Credit.

2.13 Exhibit C (Borrowing Base Certificate).  Exhibit C of the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

2.14 Exhibit E (Compliance Certificate).  Exhibit E of the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

3. Additional Borrower Joinder.

3.1 AER and Original Borrowers hereby acknowledge, confirm and agree that on and as of the date of this Amendment AER has become a “Borrower” (as that term is defined in the Loan Agreement), and, along with the Original Borrowers, is included in the definition of “Borrower” under the Loan Agreement and the other Loan Documents for all purposes thereof, and as such shall be jointly and severally liable, as provided in the Loan Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.

3.2 Without in any way implying any limitation on any of the provisions of this Amendment, the Loan Agreement, or any of the other Loan Documents, AER hereby assigns, pledges and grants to the Bank as security for the Obligations, and agrees that the Bank shall have a perfected and continuing security interest in, and Lien on, all of the Borrower’s Collateral, whether now owned or existing or hereafter acquired or arising.  AER further agrees that the Bank shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Amendment, under each of the other Loan Documents and under applicable laws.

3.3 Without in any way implying any limitation on any of the provisions of this Amendment, AER agrees to execute such financing statements, instruments, and other documents as the Bank may require in connection with joinder of AER as a Borrower under the Loan Documents and the granting of the Lien described in Section 3.2 above.

4. Limitation of Amendments.

4.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties.  To induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date and except as indicated in Section 4.3 below), and (b) no Event of Default has occurred and is continuing;

5.2 Borrowers have the power and authority to execute and deliver this Amendment and to perform their obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrowers most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrowers, (b) any contractual restriction with a Person binding on Borrowers, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrowers, or (d) the organizational documents of Borrowers;

5.6 The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrowers, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrowers and is the binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) AER’s execution and delivery to Bank of an Intellectual Property Security Agreement in the form previously executed by the Original Borrowers, and a Perfection Certificate, (c) Borrowers’ payment of the commitment fee in the amount equal to $100,000 referenced in Section 2.5(a)(i)(C) of the Loan Agreement, as amended by this Amendment, and (d) payment of Bank’s reasonable legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

COMVERGE, INC.
By  /s/ Michael D. Picchi
Name: Michael D. Picchi
Title:  Interim President and CEO

ENERWISE GLOBAL TECHNOLOGIES, INC.
By  /s/ Michael D. Picchi
Name: Michael D. Picchi
Title:  President

COMVERGE GIANTS, LLC
By  /s/ Michael D. Picchi
Name: Michael D. Picchi
Title: President

PUBLIC ENERGY SOLUTIONS, LLC
By  /s/ Michael D. Picchi
Name:  Michael D. Picchi
Title:  President

PUBLIC ENERGY SOLUTIONS NY, LLC
By  /s/ Michael D. Picchi
Name:  Michael D. Picchi
Title:  President

CLEAN POWER MARKETS, INC.
By  /s/ Michael D. Picchi
Name:  Michael D. Picchi
Title:  President
[continued on next page]

ALTERNATIVE ENERGY RESOURCES, INC.
By  /s/ Michael D. Picchi
Name:  Michael D. Picchi
Title:  President

BANK: SILICON VALLEY BANK By /s/ Scott McCarty Name: Scott McCarty Title:VP

[signature page of Second Amendment to Loan and Security Agreement]

ACKNOWLEDGMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY

Section 1.                      Each Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Second Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”).

Section 2.                      Each Guarantor hereby consents to the Amendment and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Dated as of February 5, 2010

GUARANTOR

6D COMVERGE, INC.

By:       /s/ Michael D. Picchi

Name:  Michael D. Picchi
Title:    President

COMVERGE ENERGY MANAGEMENT, INC.

By:       /s/ Michael D. Picchi

Name:  Michael D. Picchi
Title:    President

COMVERGE UTAH, INC.

By:       /s/ Michael D. Picchi

Name:  Michael D. Picchi
Title:    President

[continued on next page]

[signature page of Acknowledgment of Amendment and Reaffirmation of Guaranty]

COMVERGE CANADA, INC.

By:       /s/ Michael D. Picchi

Name:  Michael D. Picchi
Title:    President

COMVERGE ENERGY PARTNERS, LTD

By:       /s/ Michael D. Picchi

Name:  Michael D. Picchi
Title:    President

PUBLIC ELECTRIC, INC.

By:       /s/ Michael D. Picchi

Name:  Michael D. Picchi
Title:    President

PES NY, LLC

By:       /s/ Michael D. Picchi

Name:  Michael D. Picchi
Title:    President

[signature page of Acknowledgment of Amendment and Reaffirmation of Guaranty]

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrowers: Comverge, Inc., Enerwise Global Technologies, Inc., Comverge Giants, LLC, Public Energy Solutions, LLC, Public Energy Solutions NY, LLC, Clean Power Markets, Inc. and  Alternative Energy Resources, Inc.

Lender:	Silicon Valley Bank
Commitment Amount:	$30,000,000

ACCOUNTS RECEIVABLE
1.Accounts Receivable (invoiced) Book Value as of ____________________	$_______________
2.Additions (please explain on reverse)	$_______________
3.TOTAL ACCOUNTS RECEIVABLE	$_______________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.Un-invoiced Accounts	$_______________
5.Amounts over 90 days due	$_______________
6.Balance of 50% over 90 day accounts	$_______________
7.Credit balances over 90 days	$_______________
8.Concentration Limits	$_______________
9.Foreign Accounts	$_______________
10.Governmental Accounts (excluding Governmental Accounts with Assignment of Claims)	$_______________
11.Contra Accounts	$_______________
12.Promotion or Demo Accounts	$_______________
13.Intercompany/Employee Accounts	$_______________
14.Disputed Accounts	$_______________
15.Deferred Revenue	$_______________
16.Other (please explain on reverse)	$_______________
17.TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$_______________
18.Eligible Accounts (#3 minus #17)	$_______________
19.ELIGIBLE AMOUNT OF ACCOUNTS (80% of #18)	$_______________

BALANCES
20.Revolving Loan	$30,000,000
21.Total Funds Available (lesser of #20 or #19)	$_______________
22.Present balance owing on Line of Credit	$_______________
23.Outstanding under Sublimits	$_______________
24.RESERVE POSITION (#21 minus #22 and #23)	$_______________
The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS: By: ___________________________ Authorized Signer Date:
BANK USE ONLY
Received by: _____________________
authorized signer
Date:  __________________________
Verified: ________________________
authorized signer
Date: ___________________________
Compliance Status:                                Yes           No

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:           SILICON VALLEY BANK                                                                                                           Date: ________________________

FROM:   COMVERGE, INC.,
ENERWISE GLOBAL TECHNOLOGIES, INC.,
COMVERGE GIANTS, LLC
PUBLIC ENERGY SOLUTIONS, LLC
PUBLIC ENERGY SOLUTIONS NY, LLC
CLEAN POWER MARKETS, INC.
ALTERNATIVE ENERGY RESOURCES, INC.

The undersigned authorized officers of Comverge, Inc., Enerwise Global Technologies, Inc., Comverge Giants, LLC, Public Energy Solutions, LLC, Public Energy Solutions NY, LLC, Clean Power Markets, Inc. and Alternative Energy Resources, Inc. (collectively, the “Borrowers”) certify that under the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (1) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Each Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which such Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
Quarterly financial statement	Within 45 days of fiscal quarter end	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings	Monthly within 30 days only required during Non-Formula Period	Yes No

Non-Formula Calculation	Required	Complies
Non-Formula Period:
Minimum Cash and Cash Equivalents Requirement	$40,000,000	Yes No

Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis:
Minimum Tangible Net Worth:	$50,000,000 plus the Applicable Equity Proceeds, for quarter ending March 31, 2010		Yes No
	$42,000,000 plus the Applicable Equity Proceeds, for quarter ending June 30, 2010		Yes No
	$42,000,000 plus the Applicable Equity Proceeds, for quarter ending September 30, 2010		Yes No
	$50,000,000 plus the Applicable Equity Proceeds, for quarter ending December 31, 2010 and each quarter thereafter		Yes No
Maintain on a Monthly Basis:
Minimum Liquidity	1.3:1.0 through December 31, 2010	_____:1.0	Yes No
	1.4:1.0 from January 31, 2011 through December 31, 2011	_____:1.0	Yes No
	1.3:1.0 from and after January 31, 2012	_____:1.0	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

By:______________________________ Name: ___________________________ Title: ____________________________
BANK USE ONLY
Received by: _____________________
authorized signer
Date:                    _________________________
Verified: ________________________
authorized signer
Date:                    _________________________
Compliance Status:                                         Yes  No

Schedule 1

Schedule 1 to Compliance Certificate

Financial Covenants of Borrowers

Dated:           ____________________

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.           Tangible Net Worth (Section 6.7(a)

Required:

Period	Minimum Tangible Net Worth
Quarter ending March 31, 2010	$50,000,000 plus the Applicable Equity Proceeds
Quarter ending June 30, 2010	$42,000,000 plus the Applicable Equity Proceeds
Quarter ending September 30, 2010	$42,000,000 plus the Applicable Equity Proceeds
Quarter ending December 31, 2010 and each quarter thereafter	$50,000,000 plus the Applicable Equity Proceeds

Actual:

A.           Tangible Net Worth for such reporting period                                                                                                                     $_____

B.	Proceeds received by Borrowers from the sale of equity
securities by any Borrower after February ___, 2010                                                                                                          $_____

C.           50% of line B                                                                                                                                                                                $_____

D.            Tangible Net Worth plus Applicable Equity Proceeds (line A plus line C)                                                                      $_____

Is line D equal to or greater than the required minimum amount for such period set forth above.

                                                                   ______ No, not in compliance                                                                                                ______ Yes, in compliance

II.           Liquidity Ratio (6.7(b))

Required:               1.30:1.00 through December 31, 2010
1.40:1.00 from January 31, 2011 through December 31, 2011
1.50:1.00 from and after January 31, 2012

Actual:

A.	Unrestricted cash and Cash Equivalents at Bank or Bank’s Affiliates	$
B.	Billed Accounts Receivable	$
C.	Liquidity (line A plus line B)	$
D.	Outstanding Obligations, including issued and outstanding Letters of Credit	$
E.	Liquidity Ratio (line C divided by line D	____ : 1.00

Is line E equal to or greater than the minimum ratio for such period set forth above?

_______  No, not in compliance                                                                           _______ Yes, in compliance